Exhibit 32.1

                      CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION 906
                          OF THE SARBANES-OXLEY ACT OF 2002

I, Bryan McKay, Chief Executive Officer of Stonechurch, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Stonechurch, Inc., for the fiscal year ended August 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Stonechurch, Inc.


/s/ Bryan McKay

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Bryan McKay
President and Chief Executive Officer
November 15, 2006